UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2012

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 5, 2012, Alaska Communications Systems Group, Inc. (the "Company") and General Communications, Inc. ("GCI") issued a press release in connection with the announcement of the transaction described in Item 8.01 below (the "Transaction"). The Company will host a conference call and live webcast today, June 5, 2012, at 2:00 p.m. Eastern Time. Parties in the United States and Canada can call 877-941-9205 to access the conference call. Parties outside the United States and Canada can access the call at 480-629-9771. The live webcast of the conference call will be accessible from the "Events Calendar" section of the Company's website (www.alsk.com). Also available for the call will be a presentation that will describe some of the elements of the Transaction. The webcast will be archived for a period of 90 days. A telephonic replay of the conference call will also be available two hours after the call and will run until Monday, June 12, 2012 at midnight ET. To hear the replay, parties in the United States and Canada can call 800-406-7325 and enter pass code: 4544636. Parties outside the United States and Canada can call 303-590-3030 and enter pass code: 4544636.

By filing this Current Report on Form 8-K and furnishing related information, the registrant makes no admission as to the materiality of the information presented and the conference call referenced above. The Company has made, or will make prior to the investor conference call, a copy of the presentation available for viewing on the Company website at www.alsk.com. The Company reserves the right to discontinue the availability of the presentation materials from the Company website at any time.

The information disclosed in this Item 7.01 is "furnished" pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the registrant specifically incorporated them by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. In addition, the Company undertakes no duty or obligation to publicly update or revise the information included in this Item 7.01.

Item 8.01 Other Events.

On June 5, 2012, the Company and GCI announced their entry into definitive agreements under which the Company and GCI agreed to combine their wireless networks to establish The Alaska Wireless Network, LLC.

The closing of the Transaction is subject to certain terms and conditions, including receipt of all necessary governmental approvals. The closing of the Transaction is expected to occur by the second quarter of 2013.

The Company anticipates filing a Current Report on Form 8-K under Item 1.01, Entry into a Material Definitive Agreement, within the prescribed time period.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 5, 2012	By:	/s/ Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary